UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  February 5, 2010

RODOBO INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50340	75-2980786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

380 Changjiang Road, Nangang District,
Harbin, PRC, 150001
 (Address of principal executive offices)

Registrant’s telephone number, including area code:
011-86-451-82260522

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends and supplements the Current Report on Form 8-K of Rodobo International, Inc., a Nevada corporation (the “Company”), filed with the Securities and Exchange Commission (the “Commission”) on February 9, 2010 (the “Initial Form 8-K”) to disclose the acquisition of 100% of the equity interests in each of the three following dairy companies which are all located in the People’s Republic of China, through the mergers of Ewenkeqi Beixue Dairy Co., Ltd ( “Ewenkeqi Beixue” ), Hulunbeier Beixue Dairy Co., Ltd (“Hulunbeier Beixue”), and Hulunbeier Hailaer Beixue Dairy Factory (“Hulunbeier Hailaer Beixue”), with and into the Company’s wholly owned subsidiary Harbin Tengshun Technical Development Co., Ltd.  (“Tengshun Tech”) pursuant to Equity Transfer Agreements entered into on February 5, 2010 by and between Tengshun Tech and each of Ewenkeqi Beixue, Hulunbeier Beixue and Hulunbeier Hailaer Beixue (the “Equity Transfer Agreements”).

This Amendment No. 1 amends and supplements the Initial Form 8-K, to include the audited and unaudited historical financial statements of Ewenkeqi Beixue, Hulunbeier Beixue and Hulunbeier Hailaer Beixue as required by Item 9.01(a) of Form 8-K and the unaudited pro forma condensed combined financial data as required by Item 9.01(b) of Form 8-K. The foregoing description of the transactions consummated pursuant to the Equity Transfer Agreements does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which were filed as Exhibits 10.1, 10.2 and 10.3 to the Initial Form 8-K, and are incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

The required audited financial statements of Ewenkeqi Beixue, Hulunbeier Beixue, and Hulunbeier Hailaer Beixue, each as of September 30, 2009 and for the years ended September 30, 2009 and 2008 are attached hereto as Exhibits 99.1, 99.3 and 99.5, respectively, and are incorporated in their entirety herein by reference. The required unaudited condensed interim financial statements of Ewenkeqi Beixue, Hulunbeier Beixue, and Hulunbeier Hailaer Beixue each as of December 31, 2009 and each for the three months ended December 31, 2009 and 2008 are attached hereto as Exhibits 99.2, 99.4 and 99.6, respectively, and are incorporated in their entirety herein by reference.

(b)  Pro Forma Financial Information.

The required unaudited pro forma condensed combined financial data as of and for the three months ended December 31, 2009 and for the year ended September 30, 2009 is attached hereto as Exhibit 99.7 and is incorporated in its entirety herein by reference.

(d) Exhibits.

Exhibit No.	Description

99.1	Audited financial statements of Ewenkeqi Beixue Dairy Co., Ltd. as of and for the years ended September 30, 2009 and 2008, and Report of Independent Auditors therein.

99.2	Unaudited condensed interim financial statements of Ewenkeqi Beixue Dairy Co., Ltd. as of December 31, 2009 and for the three months ended December 31, 2009 and 2008.

99.3	Audited financial statements of Hulunbeier Beixue Dairy Co., Ltd. as of and for the years ended September 30, 2009 and 2008, and Report of Independent Auditors therein.

99.4	Unaudited condensed interim financial statements of Hulunbeier Beixue Dairy Co., Ltd. as of December 31, 2009 and for the three months ended December 31, 2009 and 2008.

99.5	Audited financial statements of Hulunbeier Hailaer Beixue Dairy Factory as of and for the years ended September 30, 2009 and 2008, and Report of Independent Auditors therein.

99.6	Unaudited condensed interim financial statements of Hulunbeier Hailaer Beixue Dairy Factory as of December 31, 2009 and for the three months ended December 31, 2009 and 2008.

99.7
The unaudited pro forma condensed combined balance sheet as of December 31, 2009, the unaudited pro forma condensed combined  statement of income for the three month period ended December 31, 2009, the unaudited pro forma condensed combined  statement of income for the year ended September 30, 2009 and the notes to the unaudited pro forma condensed combined  financial statements of Rodobo International, Inc. and its subsidiaries.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Rodobo International, Inc

By:	/s/ Yanbin Wang
Name:	Yanbin Wang
Title:	Chairman and Chief Executive Officer

Dated: April 13, 2010